SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_____             September 12, 2016_________

Date of Report (date of earliest event reported)

BIOMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8765	95-2645573
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation

17571 Von Karman Ave.

Irvine, California 92614

(Address of Principal Executive Offices

Including Zip Code)

949-645-2111

(Registrant’s Telephone Number,

Including Area Code)

______________

(Former Name or Former Address if Changed

Since Last Report)

Page 1 of 2 pages

Item 8.01.   Other Events

Attached as Exhibit 99 is a presentation that will be discussed on September 12, 2016, at the 18th Annual Rodman and Renshaw Global Investment Conference which is being held in New York, New York at the Lotte New York Palace Hotel and at other meetings by Zackary Irani, Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biomerica, Inc

Dated: September 12, 2016	By: /s/ Zackary S. Irani
Zackary S. Irani
Chief Executive Officer